UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 2, 2024

Blue Ocean Acquisition Corp

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41112	98-1593951
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2 Wisconsin Circle, 7th Floor
Chevy Chase, MD	20815
(Address of principal executive offices)	(Zip Code)

(240) 235-5049

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	BOCNU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	BOCN	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	BOCNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

In connection with the previously announced business combination (the “Business Combination”) among Blue Ocean Acquisition Corp, a Cayman Islands exempted company (the “Company”), TNL Mediagene, a Cayman Islands exempted company (“TNL Mediagene”) and TNLMG, a Cayman Islands exempted company and wholly owned subsidiary of TNL Mediagene (“TNLMG”), on December 4, 2024, the Company, TNL Mediagene and Blue Ocean Sponsor LLC (the “Sponsor”) entered into a second amendment to that certain amended and restated letter agreement, dated June 6, 2023 and amended on October 23, 2024, by and among the Company, the Sponsor, Apollo SPAC Fund I, L.P., Apollo Credit Strategies Master Fund Ltd., and certain members of the Company’s board of directors, management team and advisory board and certain other shareholders of the Company (as amended, the “Amended Letter Agreement”) to provide that the Sponsor shall, at the closing of the Business Combination (“Closing”), forfeit (i) 2,208,859 Founder Shares (as defined in the Amended Letter Agreement) and (ii) 50% of the Private Placement Warrants (as defined in the Amended Letter Agreement) held by Sponsor immediately prior to the Closing, subject, in each case, to certain adjustments provided for in the Amended Letter Agreement provided that the number of Founder Shares and Private Placement Warrants to be forfeited by Sponsor shall additionally be adjusted by (x) multiplying (A) each of the 2,208,859 Founder Shares and the number of Private Placement Warrants equal to 50% of the Private Placement Warrants held by Sponsor immediately prior to Closing pursuant to subclause (ii) by (B) the Forfeiture Ratio (as defined in the Amended Letter Agreement) and (y) subtracting 150,000 Founder Shares from the result of subpart (x) of this sentence, the result of which, for the avoidance of doubt, shall be 2,017,332 Founder Shares.

The foregoing description is qualified in its entirety by reference to the Amended Letter Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On December 5, 2024, the Company and TNL Mediagene issued a joint press release announcing the Closing. A copy of the press release is furnished as Exhibit 99.1 and incorporated herein by reference.

The information set forth and incorporated into Item 7.01 of this Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Extension of Redemption Reversal Deadline

As previously disclosed in a Current Report on Form 8-K filed on November 27, 2024, in connection with the shareholders’ vote at the extraordinary general meeting of shareholders (the “Extraordinary General Meeting”) held by the Company to approve the Business Combination, shareholders holding 1,803,047 Class A ordinary Shares, par value $0.0001 per share (the “Class A ordinary shares”), exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account (as defined in the Company’s amended and restated memorandum and articles of association) for an aggregate redemption price of approximately $20.4 million (approximately $11.30 per share).

Following the Extraordinary General Meeting, the Company instructed its transfer agent, Continental Stock Transfer & Trust Company, to honor redemption reversal requests (“Redemption Reversals”) from shareholders up to 5:00 p.m. Eastern Time on December 2, 2024. As a result of the Redemption Reversals, as of 5:00 p.m. Eastern Time on December 2, 2024, shareholders holding 1,778,047 Class A ordinary shares exercised their right to redeem such shares in connection with the Extraordinary General Meeting and the Business Combination for a pro rata portion of the funds in the Trust Account for an aggregate redemption price of $20.6 million (approximately $11.61 per share).

Modified Deferred Underwriting Fee Payment Obligations

As previously disclosed in a Current Report on Form 8-K filed on November 27, 2024, the Company and Needham & Company, LLC (“Needham”) entered into a letter agreement (the “Fee Reduction Agreement”), pursuant to which Needham agreed to accept a cash payment in the amount of $350,000 from TNL Mediagene in connection with the Closing in lieu of payment of the deferred underwriting fee payable to Needham upon consummation of the Company’s initial business combination under the Underwriting Agreement, dated as of December 2, 2021, entered into in connection with the Company’s initial public offering, and that certain engagement letter agreement dated April 7, 2021, which amount was calculated based on the amount of funds left in the Trust Account following the shareholder redemptions in connection with the Extraordinary General Meeting and Business Combination. As a result of the Redemption Reversals, the amount payable to Needham from TNL Mediagene under the Fee Reduction Agreement in connection with the Closing is calculated to be $424,183.91.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
2.1	Amendment No. 2 to the Amended and Restated Letter Agreement, dated as of December 4, 2024, among Blue Ocean Acquisition Corp, Blue Ocean Sponsor LLC and TNL Mediagene
99.1	Press Release, dated as of December 5, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Blue Ocean Acquisition Corp

Date: December 5, 2024	By:	/s/ Richard Leggett
	Name:	Richard Leggett
	Title:	Chief Executive Officer

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